                      SECOND AMENDMENT TO LOAN INSTRUMENTS

         This SECOND AMENDMENT TO LOAN INSTRUMENTS (this "AMENDMENT"), dated as of September 27, 2000, is between AQUIS WIRELESS COMMUNICATIONS, INC., a Delaware corporation ("BORROWER"), and FINOVA CAPITAL CORPORATION, a Delaware corporation ("FINOVA"), in its individual capacity and as agent for all Lenders (this and all other capitalized terms used but not elsewhere defined herein are defined in Section 2 below).

                                 R E C I T A L S

         A. Borrower and FINOVA entered into an Amended and Restated Loan Agreement dated as of January 31, 2000 (the "ORIGINAL LOAN AGREEMENT"), as amended by a First Amendment to Loan Instruments dated as of April 12, 2000 (the "FIRST AMENDMENT") between Borrower and FINOVA, pursuant and subject to the terms and conditions of which Lenders agreed to make loans and other financial accommodations to Borrower. The Original Loan Agreement, as amended by the First Amendment, is referred to herein as the Loan Agreement.

         B. Borrower has requested that FINOVA agree to make certain amendments to the Loan Agreement.

         C. FINOVA is willing to agree to such request of Borrower on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, Borrower and FINOVA agree as follows:

         1. INCORPORATION OF RECITALS. The Recitals set forth above are incorporated herein, are acknowledged by Borrower, Agent and Lenders to be true and correct and by this reference are made a part hereof.

         2. DEFINITIONS. All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Loan Agreement, as amended by this Amendment.

         3. AMENDMENTS TO LOAN INSTRUMENTS. The Loan Instruments are amended as set forth below:

                  (a) SECTION 1.1 - AMENDED DEFINITIONS. Section 1.1 of the Loan Agreement is amended by deleting the current versions of the following definitions and substituting the following versions of such definitions in appropriate alphabetical order:

                  (b) SECTION 1.1 - ADDITIONAL DEFINITIONS. Section 1.1 of the Loan Agreement is amended by inserting the following definitions in appropriate alphabetical order: "DEFERRAL FEE: as defined in subsection 2.7.12.

                           "EQUITY LINE OF CREDIT: a line of credit of up to
                  $20,000,000 available to Aquis Group pursuant to the Loan Agreement dated as of March 31, 2000 between Aquis Group and the lenders signatory thereto.

                           "INCOMING  COO:  the Chief  Operating  Officer of
                  Borrower, who shall be an individual reasonably acceptable to Agent.

                           "REGISTRATION  STATEMENT:  the Form S-1 Registration
                  Statement of Aquis Group filed with the Securities and Exchange Commission on September 27, 2000.

                           "SECOND  AMENDMENT:  the Second Amendment to Loan
                  Instruments dated as of September 27, 2000 between Borrower and FINOVA."

                  (c) SUBSECTION 2.2.5. The following subsection 2.2.5 is added to the Loan Agreement immediately following subsection 2.2.4:

                           "2.2.5 INTEREST RATE IF EQUITY LINE OF CREDIT PAYMENT IS NOT MADE. If the payment required pursuant to subsection 2.8.2(c) is not made on or before December 31, 2000, then commencing on January 1, 2001, Borrower's Obligations shall bear interest at a rate equal to, with respect to (i) the Base Rate Portion and all other Borrower's Obligations other than the SourceOne Base Rate Portion, LIBOR Loans and SourceOne LIBOR Loans, a per annum rate equal to the Base Rate in effect from time to time plus the Applicable Margin plus 2.0% per annum, (ii) each LIBOR Loan, a per annum rate equal to the LIBOR Rate applicable thereto plus the Applicable Margin plus 2.0% per annum, (iii) the SourceOne Base Rate Portion, a per annum rate equal to the Base Rate in effect from time to time plus the SourceOne Applicable Margin and (iv) each SourceOne LIBOR Loan, a per annum rate equal to the LIBOR Rate applicable thereto plus the SourceOne Applicable Margin plus 2.0% per annum."

                  (d) SUBSECTION 2.4.2. Subsection 2.4.2 is deleted in its entirety and the following is substituted therefor:

                           "2.4.2 PRINCIPAL. The Principal Balance shall be payable in consecutive quarterly installments on the first Business Day of each quarter commencing with the quarter beginning July 1, 2000. Each such installment shall be (i) in an amount equal to the percentage of the Principal Balance as of June 30, 2000 set forth below opposite the quarter in which such payment is due and (ii) applied first, to the Existing Principal Balance and then to the SourceOne Principal Balance, except that the Special Prepayment shall be applied first to the SourceOne Portion and then to the Existing Principal Balance:

                                                      PERCENTAGE OF PRINCIPAL
                           QUARTER BEGINNING        BALANCE AS OF JUNE 30, 2000
                           -----------------        ---------------------------

                           July 1, 2000                   $132,572.50
                           October 1, 2000                $132,572.50
                           January 1, 2001                $514,381.30
                           April 1, 2001                  $514,381.30
                           July 1, 2001                   $514,381.30
                           October 1, 2001                $514,381.30
                           January 1, 2002                $829,903.85
                           April 1, 2002                  $829,903.85
                           July 1, 2002                   $829,903.85
                           October 1, 2002                $829,903.85
                           January 1, 2003                $928,007.50
                           April 1, 2003                  $928,007.50
                           July 1, 2003                   $928,007.50
                           October 1, 2003                $928,007.50;

                           provided, however, that Borrower may elect to pay $200,000 in satisfaction of its July 1, 2001 payment (instead of the amount of $514,381.30, which would be due absent such election) provided that Borrower (i) makes such principal payment on such date and (ii) such principal payment is accompanied by the Deferral Fee required pursuant to 2.7.12. The unpaid Principal Balance, together with all accrued and unpaid interest thereon and all other sums which then are due and payable pursuant to the terms of the Loan Instruments, shall be due and payable in full on the Maturity Date."

                  (E) SECTION 2.7. Section 2.7 is deleted in its entirety and the following is substituted therefor:

                           "2.7     FEES.

                                    "2.7.1 SOURCEONE LOAN FEE. Borrower paid to
                           Lenders a loan fee in the amount of $100,000 (the "SourceOne Loan Fee") upon the Closing. The SourceOne Loan Fee was fully earned as of the Closing.

                                    "2.7.2 SECOND AMENDMENT FEE. Borrower shall
                           pay to Lenders a fee in the amount of $100,000 on the date of the Second Amendment, which fee shall be in consideration of FINOVA's agreement to enter into the Second Amendment.

                                    "2.7.3 JUNE 30, 2000 FEE. The Senior
                           Leverage Ratio as of June 30, 2000 was equal to or greater than 4.00. Consequently, pursuant to the terms of the First Amendment, a fee of $75,000 is due and payable from Borrower to FINOVA.

                                    "2.7.4 SEPTEMBER 30, 2000 FEE. If the Senior
                           Leverage Ratio as of September 30, 2000 is equal to or greater than 4.90, Borrower shall pay to FINOVA a fee of $100,000 on such date. If the Senior Leverage Ratio as of September 30, 2000 is less than 4.90 but equal to or greater than 3.75, Borrower shall pay to FINOVA a fee of $75,000 on such date.

                                    "2.7.5 DECEMBER 31, 2000 FEE. If the Senior
                           Leverage Ratio as of December 31, 2000 is equal to or greater than 4.20, Borrower shall pay to FINOVA a fee of $100,000 on such date. If the Senior Leverage Ratio as of December 31, 2000 is less than 4.20 but greater than or equal to 3.50, Borrower shall pay to FINOVA a fee of $75,000 on such date.

                                    "2.7.6 MARCH 31, 2001 FEE. Borrower shall
                           pay to FINOVA a fee of $75,000 on March 31, 2001 if the Senior Leverage Ratio as of such date is equal to or greater than 3.25. In addition to the fee described in the preceding sentence, Borrower shall pay to FINOVA a fee of $250,000 on the Maturity Date if, as of March 31, 20001, any one or more of the following events occur: (i) the Senior Leverage Ratio as of such date is equal to or greater than 5.06,
                           (ii) the Total Leverage Ratio is equal to or greater than 5.30 or (iii) the Senior Debt Service Coverage Ratio is equal to or less than 1.64.

                                    "2.7.7 JUNE 30, 2001 FEE. Borrower shall pay
                           to FINOVA a fee of $75,000 on June 30, 2001 if the Senior Leverage Ratio as of such date is equal to or greater than 3.25. In addition to the fee described in the preceding sentence, Borrower shall pay to FINOVA a fee of $250,000 on the Maturity Date if, as of June 30, 2000, any one or more of the following events occur: (i) the Senior Leverage Ratio as of such date is equal to or greater than 5.00, (ii) the Total Leverage Ratio is equal to or greater than 5.25 or (iii) the Senior Debt Service Coverage Ratio is equal to or less than 1.35.

                                    "2.7.8 SEPTEMBER 30, 2001 FEE. Borrower
                           shall pay to FINOVA a fee of $75,000 on September 30, 2001 if the Senior Leverage Ratio as of such date is equal to or greater than 3.25. In addition to the fee described in the preceding sentence, Borrower shall pay to FINOVA a fee of $250,000 on the Maturity Date if, as of September 30, 2001, any one or more of the following events occur: (i) the Senior Leverage Ratio as of such date is equal to or greater than 4.25,
                           (ii) the Total Leverage Ratio is equal to or greater than 4.50 or (iii) the Senior Debt Service Coverage Ratio is equal to or less than 1.35.

                                    "2.7.9 JULY 1, 2001 DEFERRAL FEE. If,
                           pursuant to subsection 2.4.2, Borrower elects to defer a portion of the principal payment due on

                           July 1, 2001, Borrower shall pay on such date a fee (the "Deferral Fee") in the amount of $75,000."

                                    "2.7.10 EQUITY LINE OF CREDIT PAYMENT FEE.
                           If Borrower fails to make the payment required pursuant to subsection 2.8.2(c) on or before December 31, 2000, Borrower shall pay on the Maturity Date a fee in the amount of $500,000."

                  (f) SUBSECTION 2.8.2(C). Subsection 2.8.2(c) is deleted in its entirety and the following is substituted therefor:

                           "(c) EQUITY LINE OF CREDIT PAYMENT. Borrower shall prepay the Principal Balance in the amount of $2,000,000 on or before December 31, 2000, provided that the proceeds of the SunStar Transfer were not used to prepay the Principal Balance as provided in
                           Section 6.17."

                  (g) SECTION 6.15. Section 6.15 is deleted in its entirety and the following is substituted therefor:

                           "6.15    DELETED."

                  (h) SECTION 6.17. Section 6.17 is added to the Loan Agreement immediately following 6.16:

                           "6.17 REQUIRED SUNSTAR TRANSFER. If the Senior
                  Leverage Ratio as of June 30, 2000 equals or exceeds 4.00, (i) consummate the SunStar Transfer on or before October 31, 2000 on terms and conditions, including cash purchase price, reasonably acceptable to FINOVA and (ii) prepay the Principal Balance by an amount equal to the greater of the SunStar Proceeds or $2,000,000, on a date which is within 10 Business Days after the Effective Date of the Second Amendment, unless Aquis Group has filed the Registration Statement on or before such date."

                  (i) SECTION 7.18. Subsection 7.18 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "7.18 SENIOR LEVERAGE RATIO. Permit the Senior Leverage Ratio as of such date to be greater than the amount set forth opposite such date:

                           DATE                              AMOUNT
                           ----                              ------
                           September 30, 2000                 5.59
                           December 31, 2000                  5.16
                           March 31, 2001                     5.19
                           June 30, 2001                      5.42
                           September 30, 2001                 5.66
                           December 31, 2001                  3.00

                           DATE                              AMOUNT
                           ----                              ------
                           March 31, 2002                     2.75
                           June 30, 2002                      2.75
                           September 30, 2002                 2.75
                           December 31, 2002                  2.50
                           March 31, 2003                     2.50
                           June 30, 2003                      2.50
                           September 30, 2003                 2.50
                           December 31, 2003                  2.50"

                  (j) SECTION 7.19. Section 7.19 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "7.19 SENIOR DEBT SERVICE COVERAGE RATIO. Permit the Senior Debt Service Coverage Ratio as of any date set forth below to be less than the amount set forth below opposite such date:

                           DATE                              AMOUNT
                           ----                              ------
                           September 30, 2000                 1.61
                           December 31, 2000                  1.64
                           March 31, 2001                     1.36
                           June 30, 2001                      1.12
                           September 30, 2001                 1.05
                           December 31, 2001                  2.25
                           March 31, 2002                     2.00
                           June 30, 2002                      2.00
                           September 30, 2002                 2.00
                           December 31, 2002                  2.00
                           March 31, 2003                     1.90
                           June 30, 2003                      1.90
                           September 30, 2003                 1.90
                           December 31, 2003                  1.90"

                  (k) SECTION 7.20. Subsection 7.20 of the Loan Agreement is deleted in its entirety and the following is substituted therefor:

                           "7.20 TOTAL LEVERAGE RATIO. Permit the Total Leverage Ratio as of such date to be greater than the amount set forth opposite such date:

                           DATE                              AMOUNT
                           ----                              ------
                           September 30, 2000                 5.80
                           December 31, 2000                  5.34
                           March 31, 2001                     5.36
                           June 30, 2001                      5.59
                           September 30, 2001                 5.83
                           December 31, 2001                  3.25
                           March 31, 2002                     3.00
                           June 30, 2002                      3.00
                           September 30, 2002                 3.00
                           December 31, 2002                  2.75
                           March 31, 2003                     2.75
                           June 30, 2003                      2.75
                           September 30, 2003                 2.75
                           December 31, 2003                  2.75"

                  (l) SECTION 8.1.1. Section 8.1.1 is deleted in its entirety and the following is substituted therefor:

                           "8.1.1 DEFAULT IN PAYMENT. If Borrower shall fail to
                  pay all or any portion of Borrower's Obligations when the same become due and payable, except that Borrower's failure to make the payment required pursuant to subsection 2.8.2(c) shall not result in an Event of Default but shall result in the exercise by Lenders of the remedies set forth in subsections 2.2.5 and 2.7.10."

                  (m) SECTION 8.1.11. Section 8.1.11 is deleted in its entirety and the following is substituted therefor:

                           "8.1.11 CHANGE IN CONTROL. If (i) John B. Frieling
                  shall cease to serve as Chief Executive Officer of Borrower,
                  (ii) Borrower shall have failed to employ the Incoming COO by October 22, 2000 or the Incoming COO shall have failed to begin his full-time employment by such date, (iii) the Incoming COO shall cease to devote his full business time and effort to the day to day operational management of the Systems and Paging Business of Borrower existing as of the Effective Date of the Second Amendment, or (iv) any "person" or "group" (as such terms are used for purposes of Sections 13(d) and 14(d) of the Securities Exchange Act, whether or not applicable) is or becomes the "beneficial owner" (as such term is used in Rules 13d-3 and 13d-5 under the Securities Exchange Act, whether or not applicable, except that a "person" shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly (including as a result of a merger or consolidation), of more than 30% of the total voting power in the aggregate of all classes of capital stock of Aquis Group then outstanding normally entitled to vote in elections of directors (but excluding from the percentage of voting power held by any group the voting power of shares owned by the Management Holders and their Related Parties who are deemed to be members of the group, provided that such Management Holders and Related Parties beneficially own a majority of the total voting power of capital stock held by such group), if at such time the Management Holders and their Related Parties together shall fail to beneficially own, directly or indirectly, securities representing at least the same percentage of the combined voting power of such capital stock as the percentage "beneficially owned" by such person or group.


         4. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be subject to the satisfaction of all of the following conditions in a manner, form and substance reasonably satisfactory to FINOVA:

                  (a) DELIVERY OF DOCUMENTS. The following shall have been delivered to FINOVA, each duly authorized and executed:

                           (1) this Amendment;

                           (2) a good standing certificate for Borrower from the
                  Secretary of State of Delaware;

                           (3) certified copies of (i) any amendments to the
                  articles of incorporation of Borrower since April 12, 2000, certified by the Secretary of State of Delaware; (ii) any amendments to the by-laws of Borrower since April 12, 2000, certified as of the date of this Amendment by the secretary of Borrower and (iii) resolutions adopted by the board of directors of Borrower authorizing the execution and delivery of this Amendment;

                           (4) such other documents, agreements, opinions and
                  consents as FINOVA reasonably may request.

                  (b) OPINION OF COUNSEL. Agent shall have received an opinion of counsel dated the date hereof from Buchanan Ingersoll Professional Corporation, in such form and covering such matters as Agent reasonably may require.

                  (c) MODIFICATION FEE. FINOVA shall have received a modification fee in the amount of $100,000, due and payable upon the date of this Amendment, in consideration of the agreement of Lenders to enter into this Amendment. Such modification fee shall be deemed to be fully earned as of the date hereof.

         Upon the satisfaction of conditions set forth in this Paragraph 4, this Amendment shall be effective as of the date set forth in the preamble hereto and such date shall be referred to herein as the "Effective Date."

         5. POST-CLOSING DELIVERIES. Within 3 Business Days of the filing thereof with the Securities and Exchange Commission, Borrower will cause Aquis Group to deliver to FINOVA a copy of the Registration Statement, certified as a true, correct and complete copy by an authorized officer of Aquis Group.

         6. REFERENCES. From and after the Effective Date all terms used in the Loan Instruments which are defined in the Loan Agreement shall be deemed to refer to such terms as amended by this Amendment.

         7. REPRESENTATIONS AND WARRANTIES. Borrower hereby confirms to Agent and Lenders that the representations and warranties set forth in the Loan Instruments, as amended by this Amendment, to which any Obligor is a party are true and correct in all material respects as of the date hereof, and shall be deemed to be remade as of the date hereof. Borrower represents and warrants to Agent and Lenders that (i) Borrower has full power and authority to execute and deliver this Amendment and to perform its obligations hereunder, (ii) upon the execution and delivery hereof, this Amendment will be valid, binding and enforceable upon Borrower in accordance with its terms, (iii) the execution and delivery of this Amendment does not and will not contravene, conflict with, violate or constitute a default under (A) its articles of incorporation or by-laws or (B) any applicable law, rule, regulation, judgment, decree or order or any agreement, indenture or instrument to which Borrower is a party or is bound or which is binding upon or applicable to all or any portion of Borrower's Property and (iv) as of the date hereof no Incipient Default or Event of Default exists.

         8. COSTS AND EXPENSES; MODIFICATION FEE. Borrower agrees to reimburse Agent for all fees and expenses incurred in the preparation, negotiation and execution of this Amendment and the consummation of the transactions contemplated hereby, including, without limitation, the fees and expenses of counsel for Agent.

         9. NO FURTHER AMENDMENTS; RATIFICATION OF LIABILITY. Except as amended hereby, the Loan Agreement and each of the other Loan Instruments shall remain in full force and effect in accordance with its respective terms. Borrower hereby ratifies and confirms its liabilities, obligations and agreements under the Loan Agreement and the other Loan Instruments, all as amended by this Amendment, and the Liens created thereby, and acknowledges that (i) it has no defenses, claims or set-offs to the enforcement by Agent and Lenders of such liabilities, obligations and agreements, (ii) Agent and Lenders have fully performed all obligations to Borrower which any such Person may have had or has on and as of the date hereof and (iii) other than as specifically set forth herein, neither Agent nor any Lender waives, diminishes or limits any term or condition contained in the Loan Agreement or the other Loan Instruments. Agent and Lenders' agreement to the terms of this Amendment or any other amendment of the Loan Agreement shall not be deemed to establish or create a custom or course of dealing among Agent, Lenders and Borrower. The Loan Instruments, as amended by this

Amendment, contain the entire agreement among Agent, Lenders and Borrower with respect to the transactions contemplated hereby.

         10. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

         11. FURTHER ASSURANCES. Borrower covenants and agrees that it will at any time and from time to time do, execute, acknowledge and deliver, or will cause to be done, executed, acknowledged and delivered, all such further acts, documents and instruments as reasonably may be required by Agent and Lenders in order to effectuate fully the intent of this Amendment.

         12. SEVERABILITY. If any term or provision of this Amendment or the application thereof to any party or circumstance shall be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, the validity, legality and enforceability of the remaining terms and provisions of this Amendment shall not in any way be affected or impaired thereby, and the affected term or provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Amendment.

         13. CAPTIONS. The captions in this Amendment are inserted for convenience of reference only and in no way define, describe or limit the scope or intent of this Amendment or any of the provisions hereof.

                [remainder of this page intentionally left blank]

           IN WITNESS WHEREOF, this Amendment has been executed and delivered by each of the parties hereto by a duly authorized officer of each such party on the date first set forth above.

                                    AQUIS WIRELESS COMMUNICATIONS,
                                    INC., a Delaware corporation


                                    By:      /s/ JOHN B. FRIELING
                                       -----------------------------------
                                             John B. Frieling
                                             Chief Executive Officer


                                    FINOVA CAPITAL CORPORATION, a
                                    Delaware corporation


                                    By:      /s/ ANDREW J. PLUTA
                                       -----------------------------------
                                             Andrew J. Pluta
                                             Vice President